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                                                                    EXHIBIT 10.5

                       LEASE COVERING PREMISES KNOWN AS

PARTIES

     THIS LEASE is made this 19th day of December 1996, by and between State Compensation Insurance Fund, a public enterprise fund, herein called "Landlord" and DATASURF herein called "Tenant".

     WITNESSETH: Landlord and Tenant mutually agree as follows:

PREMISES

                                      1.

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain office space herein called "Premises" outlined in red on Exhibit "A" attached hereto and made a part hereof, situated on the floor of that certain building known as 6203 San Ignacio Avenue, San Jose, CA. This Lease is subject to the terms, covenants, and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of the terms, covenants, and conditions to be kept and performed by it and that this Lease is made upon the conditions of faithful performance.

TERM

     The five (5) year term of the Lease shall commence on the 1st day of March 1997, and end on the 28th day of February 2002.

POSSESSION

                                      3.a

     If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, all rent shall be abated during the period between the commencement of the term and the time when Landlord delivers possession. Late possession shall not extend the termination date herein provided. Said Space is described as approximately 6,424 useable square feet and approximately 7,195 rentable square feet located on the second floor and more particularly shown in EXHIBIT A attached hereto.
                               ---------

                                      3.b
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     In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease except the obligation to pay rent. Early possession shall not advance the termination date herein provided.

MONTHLY BASIC RENT

                                      4.a

     Tenant agrees to pay to Landlord as Basic Rent, the sum of Ten Thousand Nine Hundred Fifty and 79/100 Dollars ($10,950.79) per month in advance on the first day of each month, beginning on the date the term commences and continuing throughout the term. Monthly rent for the first month or any portion thereof shall be paid on the day the term commences. Monthly rent for any partial month shall be prorated at a rate of 1/30 of the monthly rent per day. In addition to the monthly Basic Rent Tenant agrees to pay as additional rent the amount of any adjustments and other charges required by this Lease. All rent shall be paid to Landlord, without prior notice or demand, deduction or offset at 1275 Market Street, San Francisco, CA 94103 or to such other party or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, operating expense adjustments, parking fees, insurance and repairs, but excluding security deposit, shall be considered Additional Rent for the purpose of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically states or clearly implies that only the monthly Basic Rent is referenced. (Note: See "Abated Rent" for 1,800 sq. ft. for six months, paragraph 35 in Addendum).

                                                         SEE ADDENDUM

                                      4.b

     Tenant waives the right to make payment of rent under protest unless payment is made in full. Landlord has the right to cash any partial payment check without surrendering the right to collect the balance due.

SECURITY DEPOSIT

                                      5.

     Tenant has deposited with Landlord the sum of Ten Thousand Nine Hundred Fifty and 79/100 Dollars ($10,950.79). This sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for the payment of any rent or any other sum in default, and for the payment of any amount which Landlord may spend or become obligated to spend by

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reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the deposit is so used or applied, Tenant shall within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord's obligations with respects to the security deposit are those of a debtor and not a trustee. Landlord may maintain the security deposit separate and apart from Landlord's general funds or may commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit. If Tenant shall fully and faithfully perform every provision of the Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the deposit to Landlord's successor in interest. (Note: See Item # 37.)

OPERATING EXPENSE ADJUSTMENTS

                                      6.

     Operating Expense Adjustments are made with respect to the "Base Year" and each "Comparison Year," defined as follows:

          Base Year: The calendar year, January 1 through December 31, 1997, in which this Lease term commences.

          Comparison Year: Each calendar year of the term of the Lease after the Base Year.

     For the purposes of this Article, Operating Expenses are defined as all expenses, costs, and amounts of every kind and nature which Landlord shall pay or incur because of or in connection with, the ownership, management, repair, restoration, or operation of the Building and all Building systems. By way of illustration, Operation Expenses include, but are not limited to, real property taxes, excise taxes, gross receipts taxes, rent taxes, and all other taxes, licenses, and any assessments levied, assessed, or charged against Landlord or Tenant or both; Building management costs, Building personnel salaries, security services, water and sewer charges, insurance premiums (including earthquake insurance), utilities, janitorial services, landscape maintenance, operation and maintenance of the mechanical, electrical, and elevator systems, upkeep of all common areas, and other labor, materials, supplies, equipment and tools; and any improvements required by governmental laws or regulations that were not applicable to the Building at the time it was originally constructed, including expenses relative to the implementation of any transportation management program.

The following shall not constitute Operating Expenses for the purposes of this Lease, and nothing contained herein shall be deemed to require Tenant to pay any of the following: (1)

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legal fees, brokerage commissions, advertising costs and other related expenses incurred in connection with the leasing of the Building: (ii) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building or Common Areas or to comply with any requirements of any governmental authority in effect as of the date of the Lease; (iii) damage and repairs attributable to condemnation, fire or other casualty; (iv) damage and repairs covered under any warranty or insurance policy carried by Landlord in connection with the Building or Property; (v) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (vi) executive salaries of Landlord; (vii) salaries of service personnel to the extent that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or Common Areas; (viii) Landlord's general overhead expenses not related to the Building;
(ix) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (x) depreciation; (xi) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; (xii) costs renovating or otherwise improving, decorating, painting or altering space for other tenants or other occupants or vacant space in the Building except as deemed necessary in the common areas; (xiii) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xiv) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed;
(xv) charitable or political contributions; (xvi) any cost or expense related to the testing for, removal, transportation or storage of hazardous materials from the Property, Building or Premises; (xvii) interest penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xviii) costs incurred in parking and for which parking fees are charged during the initial term; (xix) property management fees of any property management firm in excess of three percent (3%) of the gross revenues of the Building; (xx) costs incurred in advertising and promotional activities for the Building; and
(xxi) any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

If, during the term of the Lease, Landlord is required to alter, convert, or replace the heating, ventilating and air conditioning system, or any part thereof, serving the Premises in order to comply with any law, statute, ordinance, or governmental rules, regulations, or requirements now in force or which may hereafter be in force, including but not limited to those concerning energy conservation, and indoor air quality, Tenant shall be responsible for paying Tenant's pro-rata share of the costs of any such conversion or replacement, which cost shall be amortized over the useful life of such conversion or replacement, as determined by generally accepted accounting principles. The costs of any such conversion

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or replacement shall include, but are not limited to, the purchase and installation of new equipment and the alteration of existing equipment in the Building to accommodate any new equipment.

     Operating Expense Adjustments: Rent payable under this Lease for each Comparison Year, (each calendar year after the Base Year) shall be adjusted as herein provided for any increase or decrease in Operating Expenses paid or incurred by Landlord. A statement shall be furnished to the Tenant on or about the first day of April each year following each Comparison Year. Tenant shall pay 6.6% of any excess of such expenses over the amount of Operating Expenses paid or incurred by Landlord for the Base Year. This percentage of expenses is the amount thereof prorated to Tenant in proportion to the area of the Building leased to Tenant. Any increase for the first Comparison Year shall be paid to Landlord by Tenant within twenty (20) days of being furnished with any such statement for the first Comparison Year, as Additional Rent for said year. Further, the amount of any such increase shall be used as an estimate for said current year and for later calendar years for payment in twelve (12) equal monthly installments, for each such year as Additional Rent, subject to increase or decrease as disclosed by any subsequent annual statement. Provided, however, that any increase for any Comparison Year so prorated to twelve months, shall for the months January to March both inclusive, of any Comparison Year, adjusted for any increase or decrease, be paid by Tenant to Landlord forthwith upon being furnished with any such statement.

Landlord's failure to furnish an annual statement as provided for herein shall not constitute a waiver by Landlord of its right to require an increase in rent.

If, in any Comparison Year of this Lease, Tenant's share of Operating Expenses should be less than for the immediately preceding Comparison Year, as shown by the annual statement, Tenant shall be credited with any overpayment of rent resulting therefrom on the next monthly rent failing due and the estimated monthly rent shall be adjusted to reflect the decrease, except at the end of the Term, when any excess will be refunded to Tenant upon discovery thereof.

Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event expenses decrease shall be immediately rebated by Landlord to Tenant.

Notwithstanding anything contained in this Article, the rent payable by Tenant shall in no event be less than the Basic Rent specified in Article 4a.

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USE

                                      8.

     Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, when consent shall not be unreasonably withheld or delayed.

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

COMPLIANCE WITH LAW

                                      9.

     Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rules or regulations now in force or which may hereafter be enacted or promulgated. Tenant, at Tenant's sole cost and expense, shall promptly comply with all laws, statutes,

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ordinances, rules, regulations, requirements, orders and directions of federal, state, county, and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupancy, or alteration of the Premises. The judgement of any court of competent jurisdiction or the admission of Tenant whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

     Both Landlord and Tenant shall comply with all state and federal laws, rules, regulations, or statuses requiring the submission, reporting, or filing of information regarding the storage, use, or discharge of chemical or other substances at the Premises or in the Building. Each shall provide to the other a full copy any such report or filing within fifteen (15) days of submission. Landlord shall provide Tenant with a copy of any such report or filing made by any other Tenant in the Building within thirty (30) days of the date Landlord files or receives a copy of any such submission.

ALTERATIONS AND ADDITIONS

                                      10.

     Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and any alterations, additions, or improvements to or of the Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the real property and belong to Landlord and shall be surrendered by Tenant with the Premises. Notwithstanding the foregoing, Landlord's consent shall not be necessary for any non-structural alterations to the Premises made by Tenant which do not affect the Building systems and which cost less than Five Thousand Dollars ($5,000) each, provided that such alterations are otherwise made in accordance with the terms of this Lease and Tenant provides Landlord with written notice thereof at least five (5) days in advance. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost or expense, and any contractor or person selected by Tenant to make the same must first be approved in writing by the Landlord. Landlord's approval of the plans, specifications, or working drawings for Tenant's alterations shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency, or compliance with all laws, rules, and regulations of governmental agencies or authorities. Upon the expiration of the Lease or sooner termination thereof, Tenant shall, upon written demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed including, but not limited to, Tenant's telephone and network cabling throughout the Premises from Tenant's telephone closet, and any intra-Building wiring installed to exclusively serve all or a portion of the Premises. Any person or contractor selected by Tenant to remove alterations

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must first be approved in writing by Landlord. Tenant shall be solely liable for any damage caused by the removal of any alterations and shall forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

If Tenant shall fail to remove such alterations at the expiration or earlier termination of the Lease, Landlord may, at its option, remove any or all alterations and Tenant shall pay to Landlord the reasonable cost of such removal within ten (10) days of Tenant's receipt of an appropriate invoice with supporting documentation.

REPAIRS

                                     11.a

     Tenant takes the Premises without any representations or warranties from Landlord about its condition, either express or implied. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall at Tenant's sole cost and expense, keep the interior, non-structural portion of the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. However, in no event shall Tenant's obligation to repair under this subsection extend to (1) damage caused by any defects in the design, construction or materials of the Building, including the Premises and improvements installed therein by Landlord;
(ii) damage caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or licensees; (iii) repairs covered under Operating Expenses; (iv) reasonable wear and tear, (v) conditions covered under any warranties of Landlord's contractors; or (vi) damage by fire and other casualties, or acts of governmental authorities, or acts of God and the elements. Tenant agrees, at Tenant's sole cost and expense, to keep carpeting and drapery in good condition and repair and to replace carpeting and drapery as wear and tear necessitates. Tenant shall upon the expiration or early termination of this Lease surrender the Premises to Landlord in good condition., ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically set forth by addendum hereto, if any.

                                     11.b

     Notwithstanding the provisions of Article 11.a hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord. If maintenance and repairs are caused in part or in whole by the act, neglect, fault, or omission of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord the reasonable cost of the maintenance or repairs. Landlord shall not be

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liable for any failure to make any repairs or to perform any maintenance unless the failure persists for an unreasonable time after written notice of the need for repairs or maintenance is given to Landlord by Tenant. Except as provided in
Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment therein.

                                     11.c

     To the extent that Landlord, rather than a public utility, is the owner of telecommunications risers and cabling contents, Landlord is responsible for the repair of all basic intra-Building telephone and network cabling and riser systems providing service to all tenants in the Building. Tenant, however, is solely responsible for the repair of any intra-Building telephone and network cabling installed to exclusively serve all or a portion of the Premises, including all distribution throughout the Premises from Tenant's telephone closet. Any person or contractor selected by Tenant to repair any intra-Building telephone and network cabling must first be approved in writing by Landlord.

LIENS

                                      12.

     Tenant shall keep the Premises and the Building in which the Premises are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole expense, a lien and completion bond in an amount equal to the amount of any and all estimated costs of any improvements, additions or alterations in the Premises to insure against any liability for mechanics' and materialmen's liens and to insure completion of the work.

ASSIGNMENTS AND SUBLETTING

                                      13.

     Tenant shall not transfer, assign, mortgage, or hypothecate this Lease or any right or interest hereunder, or sublet the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No assignment, subletting, or other transfer in violation of the terms of this Article, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise, shall be valid or effective, should Landlord consent to any subletting or assignment, such consent shall not constitute a waiver of any of the restrictions of this Article and the same shall apply to each successive assignment or subletting hereunder, if any. In no event shall Landlord's consent to an assignment or subletting relieve Tenant of any of its obligations hereunder without an express written release being given by Landlord. If this Lease is assigned or if Premises or any portion

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thereof are sublet, Landlord may collect rent and all other charges due hereunder directly from the Assignee or Subtenant, but such collection shall not constitute a consent or a waiver of the necessity of consent to such assignment or subletting, nor shall such collection constitute a recognition of such Assignee or Subtenant as the Tenant hereunder or a release of Tenant from the performance of all its obligations hereunder. Tenant agrees that it shall not be unreasonable for Landlord to withhold its consent to a proposed assignment or subletting if:

1. Landlord believes that the proposed Assignee or Subtenant is not as financially responsible as Tenant on the date hereof;

2. Landlord believes that the proposed Assignee or Subtenant will not conduct on the Premises a business of quality equal to that conducted by Tenant; or

3. Landlord believes that the business of the proposed Assignee or Subtenant,conducted on the Premises will have an impact upon the common facilities or will require services of the Landlord that are materially in excess of the services provided to Tenant under this Lease. If Tenant shall assign, sublease or otherwise transfer all or any portion of the Leased Premises to a party other than Tenant Affiliate, Landlord and Tenant shall evenly divide any rent or other consideration paid to Tenant in connection with such assignment, sublease or other transfer which is in excess of the base rent due under this Lease, after first deducting out for the Tenant's account the cost of
(1) broker's commissions paid by Tenant with regard to the transfer; (ii) legal fees; (iii) the cost of improvements made to the Leased Premises by Tenant at Tenant's expense as of the date of such transfer, or any tenant improvements made by the Tenant at Tenant's expense for the purpose of transfer; (iv) the unamortized portions of improvements made in the transferred area by Tenant for Tenant's use during the original tenancy; (v) all rent paid by Tenant to Landlord while the Leased Premises were vacant prior to such transfer; and (vi) any other expenses incurred by Tenant in effectuating the transfer. The terms of this section shall survive the expiration or earlier termination of the Lease.

4. Landlord believes that the proposed Assignee or Subtenant is Landlord's business competitor, or would create a conflict of interest, or the appearance of a conflict of interest.

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     If Tenant is a corporation, an incorporated association, or a partnership, the transfer assignment of hypothecation of any stock or interest is such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this Article, shareholder or member to his spouse, children, or grandchildren, is included in the foregoing provisions.

     If Landlord consents to an assignment or subletting by Tenant of all or portion of Tenant's interest under this Lease, Tenant shall pay to Landlord a transfer fee of $250.00; provided however, that such transfer fee shall be payable upon Landlord's consent to a transfer or assignment of Tenant's interest hereunder as security for a loan.

Provided further and not withstanding anything to the contrary contained herein:

1    In the event that Tenant seeks to assign or sublet all or a portion of the
Premises (a "Transfer"), Landlord shall have the right to terminate this Lease or, in the case of a sublease of less than all of the Premises, terminate this lease as to that part of the Premises proposed to be so sublet so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then, if Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the lease shall so terminate in its entirety (or as to the space to be so sublet), upon the date the Transfer was to become effective. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the base rent and Tenant's pro rata share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to affect such termination.

2. If Landlord indicates the intent to exercise this option, Tenant has the right to withdraw its request for assigning or subletting a portion of the Lease.

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3.   if Landlord exercises its option, Landlord may subsequently lease the premises to Tenant's proposed transferee or to any other party.

4. If Landlord fails to exercise such option, and Tenant fails to complete negotiations for valid and bona fide assignment to or sublease with a third party within sixty (60) days after receipt of the Transfer Notice by Landlord in accordance with the terms of the Transfer Notice, Tenant shall again comply with all of the conditions of this Article as if the notice and option hereinabove referred to had not been given or received. In the event Landlord does not exercise its option and Tenant completes negotiations for an assignment or sublease with a third party within the sixty (60) day period, Tenant shall deliver an executed copy of such assignment or sublease to Landlord to obtain its consent as required herein. If Landlord consents to a sublease or assignment (hereinafter "Transfer"), then such Transfer shall be subject to and made upon the following terms:

     a. Any such Transfer shall be subject to the terms of this Lease and the term thereof may not extend beyond the expiration of the term of this Lease.

     b. The use to be made of the transferred space shall be a legal use and in keeping with the character of the Building.

     C. Such Transfer shall not violate any negative covenant as to use contained in any deed affecting the Building.

     d.   No transferee shall have the right to further transfer.

INDEMNIFICATION OF LANDLORD

                         14.  Landlord shall not be liable to Tenant and Tenant
hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever other than the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors, and without limiting the generality of the foregoing whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises or the Building, or caused by gas, fire, oil, electricity or any cause whatsoever in, on, or about the Premises or the Building.

     Tenant shall indemnify Landlord and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (1) occurring in or about the premises or any part thereof, and (2) occurring in or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, parking areas, passageways or hallways) the use of which Tenant may have in common with other tenants of the Building to the extent such

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injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same, by Tenant, its agents, servants, employees or invitees.

SUBROGATION

                                      15.

     Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

LIABILITY INSURANCE

                                      16.

     Tenant agrees to provide and pay for public liability insurance written by a responsible insurance company, in which the limits of liability coverage shall be not less than $1,000,000 personal injury and property damage. The amount of insurance coverage shall not, however, limit the liability of Tenant hereunder. Said policy shall also provide that the same may not be canceled without fifteen
(15) days prior written notice to Landlord. Landlord shall be furnished a copy of the policy or suitable certificate evidencing insurance coverage prior to occupancy of the Premises and a certificate evidencing renewal of said policy upon the scheduled termination date.

SERVICES AND UTILITIES

                                      17.

     Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during 6:30am to 5:30pm on weekdays, nationally recognized holidays excluded, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupation of the Premises, and janitorial services. Janitorial services shall not include cleaning of carpets and drapes other than vacuuming. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which Premises are a part. Landlord agrees to provide Tenant with reasonable use of the intra-Building telephone and network cabling. Landlord shall meet any need Tenant may have for extraordinary telecommunications services, provided that Tenant shall pay as Additional Rent, the actual charges for such use, including the cost of installing any necessary additional riser capacity as reasonably determined by Landlord.

     Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but not limited to electronic data processing machines and machines using in excess of 120 volts which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse. Landlord may cause a water meter or electrical current meter to be installed in the Premises to measure the amount of water and electrical current consumed for any such use. The cost of installation, maintenance, and repair of such meters shall be paid for by Tenant, and Tenant agrees to pay to Landlord promptly upon demand for all such water and electric current consumed as shown by said meters at the rates charged for such services by the local utility furnishing the same. If a separate meter is not installed, the excess cost for such water and electric current will be established by an estimate made by the utility company or an electrical engineer, at Landlord's discretion. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

     Except as may be provided elsewhere in this Lease, Landlord shall not be liable for any loss or damage to Tenant, and Tenant shall not be entitled to any abatement or reduction of rent as a result of Landlord's failure to provide access, utilities or services that Landlord is required to provide hereunder, when such failure is beyond Landlord's reasonable control including, without limitation, accident, breakage, repairs, shortage of materials or supplies, strike, lockout, boycott, labor dispute, fire, earthquake, acts of God, rioting, insurrection, war, government action, or acts of the public enemy.

PROPERTY TAXES

                                      18.

     Tenant agrees to pay, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, leasehold improvements and other personal property located in the Premises.

RULES AND REGULATIONS

                                      19.

     Tenant agrees to observe and comply with the Rules and Regulations attached to this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord provided that the terms thereof do not contradict or contravene the terms of the Lease. Landlord shall not be responsible to Tenant for the nonperformance by any other Tenant or occupant of the Building of these Rules and Regulations.

ENTRY BY LANDLORD

                                      20.

     Landlord reserves and shall at any and all times have the right, upon written notice to Tenant at least twenty four (24) hours in advance (except in case of emergencies or routine janitorial services), to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance of the Premises shall not be blocked thereby and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, unless caused by the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into, or a detainer of, the Premises or an eviction of Tenant from the Premises or any portion thereof.

DAMAGE BY FIRE, ETC.

                                      21.

     In the event the Premises or the Building of which the Premises are a part is damaged by fire or other casualty, Landlord shall forthwith repair the same provided such repairs can be made within one hundred eighty (180) days, under the laws and regulations of the state, federal, county and municipal authorities and this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate abatement in rent while such repairs are being made, such reduction to be based pro rata to the extent to which the making of such repairs shall interfere with the use and occupancy of Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent. If such repairs cannot be made within one hundred eighty (180) days, Landlord shall have the option either (1) to repair or restore such damage, this lease continuing in full force and effect with rent to be proportionately abated as provided in this Article, or (2) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of the date specified in the notice, which date shall be not fewer than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date specified in the notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of termination, Landlord agreeing to refund to the Tenant any rent paid in advance for any period of time subsequent to such date. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panelings, decorations, partitions, railings, ceilings, floor coverings, office textures or any other property installed in the Premises by Tenant.

     If the Building is damaged or destroyed to the extent that the Building cannot with reasonable diligence be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of the damage or destruction, Tenant may terminate this lease immediately upon notice thereof to Landlord and the obligation of Tenant, if any, to pay Rent to Landlord shall terminate as of the date of such notice. If this lease is not terminated despite damage or destruction to the Building, and Landlord fails to proceed with reasonable diligence to rebuild, or if the building is not rebuilt within one hundred eighty (180) days of the event causing the damage or destruction, Tenant may, at its option, terminate this Lease upon notice to Landlord. If the Building is damaged or destroyed during the last twelve (12) months of the term of the Lease, and the Building cannot be fully repaired or restored by landlord within sixty (60) days after the date of damage or destruction, either Landlord or Tenant may terminate this lease upon notice to the other.

     Tenant shall not be entitled to any compensation or damages from landlord from loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.

INVOLUNTARY ASSIGNMENT

                                      22.

       No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:

     1. If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

     2.   If a writ of attachment or execution is levied on this Lease;

     3. If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

     An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

TENANT'S DEFAULT

                                      23.

     The occurrence of any of the following shall constitute a default by
     Tenant:

     1. Failure to pay rent when due, if the failure continues for three (3) business days after written notice has been given to Tenant.

     2. Abandonment and vacation of the Premises (failure to occupy and operate the Premises for fifteen (15) consecutive days shall be deemed an abandonment and vacation).

     3. Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given to Tenant. If the default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within the thirty- day period and diligently and in good faith continues to cure the default.

     Notices given under this Article shall specify the alleged default and the applicable Lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

REMEDIES IN DEFAULT

                                      24.

     Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative and are in addition to any remedies now or later allowed by law.

     1. Landlord may continue this Lease in full force and effect, and the Lease will continue in effect as long as landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Article shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, subject to the provisions of Article 13 of this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

     2. Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

     a. The worth, at the time of the award issued by a court of law or equity (hereinafter "award"), of the unpaid rent that had been earned at the time of termination of this Lease;

     b. The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

     c. The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

     d. Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

     "The worth, at the time of the award," as used in subdivisions (a) and (b) of this Article, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth, at the time of the award," as referred to in subdivision (c) of this Article, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%

     3. If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

     4. Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

EMINENT DOMAIN

                                      25.

     If more than twenty-five percent (25% ) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

PARKING

                                      26.

     Throughout the term hereof, Tenant shall have the right to the use of twenty five (25) parking stalls on a non-exclusive basis for parking on such terms and conditions as may be established and modified in writing by Landlord, provided that the terms thereof do not contradict or contravene the terms of this Lease. Use of parking stalls is limited to passenger cars and vans. Landlord retains the right to impose parking fees and to change the rates from time to time as it so determines with the exception that during the initial term there shall be no parking fees. Tenant shall not use any loading area without the prior written consent of Landlord.

SURRENDER OF PREMISES

                                      28.

     On expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant improvements and alterations in good condition, except for alterations that Tenant has a right to remove or obligated to remove under the provisions of this Lease, reasonable wear and tear and events outside the reasonable control of Tenant. Tenant shall remove all of its personal property within the above stated time. Tenant shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property within the time period stated in this Article.

     Landlord may elect to retain or dispose of in any manner any alterations or Tenant's personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease by giving at least ten days' notice to Tenant. Title to any such alterations or Tenant's personal property that the Landlord elects to retain or dispose of on expiration of the ten day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such alterations or Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, and disposing of any alterations or Tenant's personal property.

     If Tenant fails to surrender the Premises to Landlord on expiration of the term as required by this Article, Tenant shall hold Landlord harmless for damages resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

HOLDING OVER

                                      29.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days' notice given at any time by either party. During any such month-to-month tenancy, Tenant shall pay 125% of the rent required by Articles 4 and 7 of this Lease on or before the first day of each month. All provisions of this Lease except those pertaining to the term of the Lease shall apply to the month-to-month tenancy.

LATE PAYMENTS & INTEREST

                                      30.

     Tenant hereby acknowledges that late payment by Tenant to Landlord of any sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, any payment of any sum to be paid by Tenant not paid by its due date shall be subject to a late charge equal to five percent (5%) of such payment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss suffered by such late payment by Tenant.

     Any sum to be paid by Tenant pursuant to this Lease not paid when due shall bear interest from and after the due date until paid at a rate equal to the lesser of (a) the greater of the Prime Rate then charged by Wells Fargo Bank plus two percent (2%) or (b) the maximum rate permitted by law.

ARBITRATION

                                      31.

     With the exception of any unlawful detainer action, any dispute concerning interpretation of the Lease or its enforceability, any dispute concerning default by either party, and any dispute that may require imposition of an injunction or other court order to enforce an award, any controversy or claim arising out of or relating to this Lease, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. All arbitration hearings shall be conducted in California.

REAL ESTATE BROKER

                                      32.

     Landlord and Tenant each warrants and represents for the benefit of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Cornish & Carey ("Broker"), and that it knows of no real estate brokers or agents other than Brokers who are or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker or individual other than Brokers for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease. Landlord shall pay any commission due to broker with respect to this Lease in accordance with the separate listing agreement between CB Commercial and Landlord. Real Estate Fees shall be split 50/50 between Landlord Broker (CB Commercial) and Tenant Broker (Cornish & Carey) in accordance with listing agreement an d shall indemnify and hold Tenant harmless from and against any and all liabilities or expenses arising out of claims made by Brokers for commissions or fees resulting from this Lease.

GENERAL PROVISIONS

                                      33.

     (I) PLATS AND RIDERS. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part thereof.

     (II) WAIVER. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition on any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver by Landlord of any preceding breach by Tenant of any term, covenant and condition of this Lease, other than the failure of the Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

     (III) NOTICES. All Notices herein provided to be given, or which may be given, by either party to the other, shall be deemed to have been fully given when made in writing and deposited in the United States mail, certified and postage prepaid; and addressed as follows: To the Tenant at 6203 San Ignacio, Suite _, San Jose, CA. and to the Landlord, Attention: Real Property Management, at 1275 Market Street, San Francisco, California 94103. Nothing herein contained shall preclude the giving of any such written notice by personal service. The address to which notices shall be mailed as aforesaid to either party may be changed by written notice given by such party to the other, as herein provided.

     (IV) MARGINAL HEADINGS. The marginal headings and titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

     (V) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (VI) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assignees of the parties hereto.

     (VII) RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

     (ViII) QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     (IX) PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until executed by both parties hereto.

     (X) INABILITY TO PERFORM. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor trouble, acts of God, or any other cause beyond the reasonable control of the Landlord.

     (XI) SUBORDINATION. This Lease is and shall be prior to any encumbrance now of record and any encumbrance recorded after the date of this Lease affecting the Building, other improvements, and land of which the Premises are a part.

     If, however, a lender requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that encumbrance, if Landlord first obtains from the lender a written agreement that provides substantially the following:

     As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of, foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease.

     The provisions in Article 25 of this Lease concerning the disposition of any condemnation award, shall prevail over any conflicting provisions in the encumbrance.

     Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

Tenant shall execute the written agreement and any other documents required by the lender to accomplish the purposes of this Article.

     (XII) ESTOPPEL CERTIFICATE.

     (a) Tenant shall at any time upon not fewer than fifteen (15) days prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that his Lease as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

     (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statement of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

     (XIII) SALE BY LANDLORD. In the event of a sale or conveyance by Landlord of the Building containing the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

     (XIV) NAME. Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by the Tenant in the Premises without prior written consent of Landlord. Tenant also shall not use the name State Compensation Insurance Fund for any purpose without prior written consent of Landlord.

     (XV) SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provisions shall remain in full force and effect.

     (XVI) CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall wherever possible, be cumulative with all other remedies at law or in equity.

     (XVII) CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

     (XVIII) DELIVERY. Delivery of this Lease to Tenant does not constitute an offer to lease or reservation of right in Tenant's favor and-this Lease shall not be binding upon Landlord unless and until such time as Landlord shall have the Lease signed and delivered to Tenant.

                                   ADDENDUM

BASIC MONTHLY RENT

                                      4a.

     Month      Sq. Ft. X              (Rate/Sq. Ft./Month/F.S.)         Monthly Rent
     01 -06     5,395 sq. ft.     $1.522 /Sq. Ft./Mo./Full Service       $ 8,211.19
     07-12      7,195 sq. ft.     $1.522 /Sq. Ft./Mo./Full Service       $10,950.79
     13-24      7,195 sq. ft      $1.584 /Sq. Ft./Mo./Full Service       $11,396.88
     25-36      7,195 sq. ft      $1.644 /Sq. Ft./Mo./Full Service       $11,828.58
     37-48      7,195 sq. ft      $1.709 /Sq. Ft./Mo./Full Service       $12,296.26
     49-60      7,195 sq. ft      $1.777 /Sq. Ft./Mo./Full Service       $12,785.52

ABATED RENT

                                      35.

     There is a space of 1,800 Sq. Ft. that is not needed by tenant at initial occupancy. Provided Tenant is not in default beyond any applicable cure period, Landlord agrees to abate rent on the subject 1,800 Sq. Ft. for a period of six months (1,800 X $1.522 - $2,739.60 X 6 months - $16,437.60 in total rent abatement). Said abatement shall be on a monthly basis. Tenant shall receive the abatement by reducing the monthly contract rent of $10,950.79 by $2,739.60 resulting in monthly payments of $8,211.19 for the first six months.

TENANT IMPROVEMENTS

                                      36.

     The Landlord's standard improvement package includes $25.00 per useable sq. ft. (Approximately $160,600.00). The current tenant improvement cost is estimated at $174,968.20, see ATTACHED COST BREAKDOWN. This equates to an additional $2.24 per useable foot (approximately $14,368) for specialized over-standard improvements. Landlord agrees to absorb 50% ($7,184) of the over-standard tenant improvements. The remainder ($7,184) of over-standard improvements shall be reimbursed to Landlord on a repayment schedule over five
(5) year amortization at 8% per annum. The amortization adds approximately $0.022 per rentable sq. ft. per month to the base rate of $1.50 and is reflected in item 4a of this addendum.

See mutually agreed upon space plans marked as "Exhibit B".

(Note: The over-standard improvements are based upon the best available cost estimates at the time of this lease drafting and may be subject to change in accordance with amortization formula).

ADDITIONAL SECURITY/GUARANTEE

                                      37.

     Based on the extent of Tenant Improvements, Landlord and Tenant agree that one of the following forms of added security/collateral shall be provided; at final execution, Tenant shall provide at Tenant's sole election:

(1) three months security deposit (equal to $32,852.37) or

(2) personal lease guarantee by an entity that has a net worth in excess of $750,000.00 or

(3) DATASURF reaches a net worth of a minimum of $1.5 million and provides written documentation subject to confirmation by landlord.

In the event DATASURF chooses item (1) or (2) as their collateral, it is hereby understood and agreed that, provided Tenant is not in default during the first 18 months, Landlord shall deem this to be a sufficient indication of financial stability and at that time shall implement one of the following adjustments, as applicable:

In item (1), reduce the security deposit to one month

Or

(2), release the guarantor from further liability.

Further if at any time during the lease term Tenant achieves a net worth in excess of $1.5 million and shows written documentation, subject to confirmation by landlord, this shall trigger the release of collateral as stated above.

IN WITNESS WHEREOF, the parties have executed this Lease on the date first written above.

LANDLORD/STATE COMPENSATION INSURANCE FUND


------------------------
By /s/ C. Raiche
------------------------
C. RAICHE
------------------------
VICE PRESIDENT
------------------------


TENANT/DATASURF

DATASURF, INC.
------------------------
By /s/ David Blumstein
________________________
President and CEO
------------------------

ADDENDUM II TO THAT CERTAIN OFFICE BUILDING LEASE DATED DECEMBER 19,1996, FOR THE PROPERTY AT 6203 SAN IGNACIO AVENUE, SAN JOSE, CALIFORNIA, BY AND BETWEEN STATE COMPENSATION INSURANCE FUND, AS LANDLORD, AND DATA SURF (A.K.A. TOP TIER SOFTWARE, INC.), AS TENANT.

                                   RECITALS

Tenant has requested and Landlord has agreed to lease to Tenant an additional 7,016 rentable square feet (the "Expansion Premises") over and above the amount of (the "Original Premises") 7,195 square feet leased by Landlord to Tenant in the above-referenced Lease and its Addendum I. Said additional space shall be leased to Tenant on all the same terms and conditions as contained in the Lease except that Landlord and Tenant hereby agree to the following modifications to the Articles as referenced below by name and number which correspond to the same Articles of the Lease. Landlord agrees to paint and install carpet in the Expansion Premises.

PARTIES (PG.1): Data Surf has changed its corporate identity to Top Tier Inc., a
--------------
Delaware Corporation.

ARTICLE 1. PREMISES: The "Original Premises" (currently 7,195 rentable sq. ft.
-------------------
on the second floor) shall be increased by 7,016 rentable square feet (the "Expansion Premises") for a new total of 14,211 rentable square feet.

ARTICLE 2: Terms of this Amendment shall be effective August 1, 1998 and shall
---------
end on July 31, 2003. (Note: This term extends the original lease term by 17 months from February 28, 2002 to July 31, 200-' ).)

ARTICLE 3A. MONTHLY BASIC RENT: On August 1, 1998, Tenant agrees to pay Landlord
------------------------------
as Basic Rent the sum of Twenty-Five Thousand One Hundred Forty Eight and 24/100ths dollars ($25,148.24) per month in advance on the first day of each month. (See Exhibit BI Rental Schedule. Attached hereto and made a part hereof for total rental calculations including the original rental.)

ARTICLE 5. ADDITIONAL SECURITY DEPOSIT: Upon execution hereof, Tenant shall
--------------------------------------
deposit with Landlord the additional sum of Thirteen Thousand Seven Hundred Fifty One and 36/100ths dollars ($13,751.36).

ARTICLE 6. OPERATING EXPENSE: Based on the combined total square footage as a
----------------------------
percentage of the overall rentable footage in the building. Tenant shall pay Twelve and 30/100 percent (12.3 %) of any excess of the defined Operating Expenses over the amount of Operating Expenses paid or incurred by Landlord for the Base Year.

ARTICLE 7. RENTAL ADJUSTMENTS: See attached Exhibit B I - Rental Schedule.
-----------------------------

Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect.

Execution this                , 1998

Landlord
State Compensation Insurance Fund

/s/ Jim True
_________________________
Jim True
Real Property Manager

TENANT
Top Tier Software

/s/: Herb Blumstein
----------------------------

Attachment - Exhibit B I Rental Schedule

                                Cont: Article 7

                                Rental Schedule

Original Premises
(2/nd/ Floor)

------------------------------------------------------------------------------
Date                      SF/MO/FS                                Monthly Rent
------------------------------------------------------------------------------
8/1/98 - 7/31/99          7,195SF@$1.584 SF/MO/FS                 $11,396.88
------------------------------------------------------------------------------
8/1/99 - 7/31/00          7,195SF@$1.644 SF/MO/FS                 $11,828.58
------------------------------------------------------------------------------
8/1/00 - 7/31/01          7,195SF@$1.709 SF/MO/FS                 $12,296.26
------------------------------------------------------------------------------
8/1/01 - 7/31/02          7,195SF@$1.777 SF/MO/FS                 $12,785.52
------------------------------------------------------------------------------
8/1/02 - 7/31/03          7,195SF@$1.83 SF/MO/FS                  $13,166.85
------------------------------------------------------------------------------

Expansion Premises
(1/st/ Floor)

------------------------------------------------------------------------------
Date                      SF/MO/FS                                Monthly Rent
------------------------------------------------------------------------------
8/1/98 - 7/31/99          7,016SF@$1.96 SF/MO/FS                  $13,751.36
------------------------------------------------------------------------------
8/1/99 - 7/31/00          7,016SF@$2.02 SF/MO/FS                  $14,172.32
------------------------------------------------------------------------------
8/1/00 - 7/31/01          7,016SF@$2.08 SF/MO/FS                  $14,593.28
------------------------------------------------------------------------------
8/1/01 - 7/31/02          7,016SF@$2.14 SF/MO/FS                  $15,014.24
------------------------------------------------------------------------------
8/1/02 - 7/31/03          7,016SF@$2.21 SF/MO/FS                  $15,505.36
------------------------------------------------------------------------------

Combined

------------------------------------------------------------------------------
Date                      Blended -- SF/MO/FS                     Monthly Rent
------------------------------------------------------------------------------
8/1/98 - 7/31/99          $1.77                                   $25,148.24
------------------------------------------------------------------------------
8/1/99 - 7/31/00          $1.83                                   $26,000.90
------------------------------------------------------------------------------
8/1/00 - 7/31/01          $1.89                                   $26,889.54
------------------------------------------------------------------------------
8/1/01 - 7/31/02          $1.96                                   $27,799.76
------------------------------------------------------------------------------
8/1/02 - 7/31/03          $2.02                                   $28,672.21
------------------------------------------------------------------------------

     EXHIBIT B1